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                                                                     EXHIBIT 1.1

                    SHANDA INTERACTIVE ENTERTAINMENT LIMITED

                      17,318,109 AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                           34,636,218 ORDINARY SHARES
                          (PAR VALUE US$0.01 PER SHARE)

                             UNDERWRITING AGREEMENT

                                                             _____________, 2004

Goldman Sachs (Asia) L.L.C.,
  As representative of the several Underwriters
    named in Schedule I hereto,
      68th Floor, Cheung Kong Center,
        2 Queen's Road Central,
          Hong Kong.


Ladies and Gentlemen:

     Shanda Interactive Entertainment Limited, an exempted company incorporated in the Cayman Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 9,642,857 American Depositary Shares representing 19,285,714 ordinary shares, par value US$0.01 per share (the "Ordinary Shares"), of the Company and, at the election of the Underwriters, up to o additional American Depositary Shares representing
o Ordinary Shares, and the shareholders of the Company named in Schedule II hereto (the "Selling Shareholders") propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of 7,675,252 American Depositary Shares representing 15,350,504 Ordinary Shares and, at the election of the Underwriters, up to o additional American Depositary Shares representing o Ordinary Shares. The aggregate of 17,318,109 American
Depositary Shares representing 34,636,218 Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Firm ADSs", and the aggregate of 2,597,717 American Depositary Shares representing 5,195,434 additional Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Optional ADSs". The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The Ordinary Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Ordinary Shares represented by the Optional ADSs are hereinafter called the "Optional Shares" and the Firm Shares and the Optional Shares are herein collectively called the "Shares".

     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit Agreement"), to be dated as of May o, 2004, among the Company, The Bank of New York, as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive 2 Ordinary Shares deposited pursuant to the Deposit Agreement.

     It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China (the "PRC").

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     Two forms of prospectus are to be used in connection with the offering and sale of ADSs contemplated by the foregoing, one relating to the ADSs offered or sold within the United States (the "U.S. Prospectus") and one relating to the ADSs offered or sold outside the United States (the "International Prospectus"). The U.S. Prospectus will be identical to the International Prospectus except for certain substitute pages, and copies of these prospectuses have been provided to you. References herein to any "Prospectus" or "Preliminary Prospectus" (each as defined below), whether as amended or supplemented, shall include both the U.S. Prospectus and the International Prospectus.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form F-1 (File No. 333-114177) (the "Initial Registration Statement") in respect of the Shares and the ADSs has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any pre-effective and post-effective amendments thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

               (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in



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          conformity with information furnished in writing to the Company by an
          Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein;

               (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein;

               (iv) A registration statement on Form F-6 (File No. 333-114759) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (v) A registration statement on Form 8-A (File No. 000-50705) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and, to the Company's knowledge after due inquiry, no proceeding for that purpose has been initiated or threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations


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          of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vi) The Company, the Company's subsidiaries set forth on
          Schedule III (the "Company Subsidiaries"), Shanghai Shanda Networking Co., Ltd. ("Shanda Networking") and Shanda Networking's subsidiaries set forth on Schedule III (the "Shanda Networking Subsidiaries" and, together with the Company Subsidiaries and Shanda Networking, the "Subsidiaries"), taken as a whole, have not sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock, short-term debt or long-term debt of the Company or any of the Subsidiaries or any material adverse change, or any development reasonably likely to involve a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and other than the Subsidiaries, no other subsidiary of the Company is a "Significant Subsidiary" as defined in Regulation S-X under the Act;

               (vii) Each of the Company and the Subsidiaries has good and marketable title to all real property and good and valid title to all personal property owned by it, in each case, free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and the Subsidiaries; and any real property and buildings held under lease by each of the Company and the Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by each of the Company and the Subsidiaries;

               (viii) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on or affecting the general affairs, management, business, financial position, shareholders' equity, results of operations or prospects (a "Material Adverse Effect") of the Company and the Subsidiaries, taken as a whole; and each of the Subsidiaries has been duly incorporated and is validly existing in good standing under the laws of its jurisdiction of incorporation, with


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          power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except where the failure to be so qualified in any such jurisdiction would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole;

               (ix) Shengqu Information Technology (Shanghai) Co., Ltd., an indirect wholly-owned subsidiary of the Company ("Shengqu"), has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of the agreements described under the caption "Related Party Transactions" in the Prospectus and filed as Exhibits 10.2 through 10.15 to the Registration Statement (collectively, the "Restructuring Agreements") to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Shengqu is a party constitutes a valid and legally binding obligation of Shengqu, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (x) None of Shengqu, Shanda Networking or any of the Shanda Networking Subsidiaries owns or leases properties or conducts any business outside of the PRC and none of Shanda Networking and the Shanda Networking Subsidiaries needs to be duly qualified as a foreign corporation for the transaction of business under the laws of any jurisdiction in which it is not now so qualified;

               (xi) Shanda Networking has the legal right, power and authority (corporate and other) to enter into and perform its obligations under each of the Restructuring Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Shanda Networking is a party constitutes a valid and legally binding obligation of Shanda Networking, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xii) The execution and delivery by Shengqu of, and the performance by Shengqu of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Shengqu of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Shengqu is a party or by which Shengqu is bound or to which any of the properties or assets of Shengqu is bound or to which any of the properties or assets of Shengqu is subject, except where any such conflict, breach, violation or default would not reasonably be expected to have a Material Adverse Effect


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          on Shengqu; (B) result in any violation of the provisions of the articles of association or business license of Shengqu; and (C) will not result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, except where any such violation would not reasonably be expected to have a Material Adverse Effect on Shengqu;

               (xiii) The execution and delivery by Shanda Networking of, and the performance by Shanda Networking of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Shanda Networking of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Shanda Networking or any of the Shanda Networking Subsidiaries is a party or by which Shanda Networking or any of the Shanda Networking Subsidiaries is bound or to which any of the properties or assets of Shanda Networking or any of the Shanda Networking Subsidiaries is bound or to which any of the properties or assets of Shanda Networking or any of the Shanda Networking Subsidiaries is subject, except where any such conflict, breach, violation or default would not reasonably be expected to have a Material Adverse Effect on Shanda Networking; (B) result in any violation of the provisions of the articles of association or business license of Shanda Networking or any of the Shanda Networking Subsidiaries; and (C) will not result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, except where any such violation would not reasonably be expected to have a Material Adverse Effect on Shanda Networking;

               (xiv) Each of the Restructuring Agreements is in proper legal form under the Laws of the PRC for the enforcement thereof against each of Shengqu, Shanda Networking [and the Controlling Shareholders], as the case may be, in the PRC without further action by any of Shengqu, Shanda Networking [or the Controlling Shareholders] (as defined herein); and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements.

               (xv) Except as disclosed in the Prospectus, the Company and each of the Subsidiaries has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Prospectus, except where the failure to have any such license, franchise, concession, consent, authorization, approval, order, certificate or permit would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no restrictions or conditions not described in the Prospectus, except such restrictions or conditions as would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole. Except as described in the Prospectus, none


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          of the Company or any of the Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and the Company and each of the Subsidiaries is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects.

               (xvi) Except as disclosed in the Prospectus, none of the Company or any of the Subsidiaries to the knowledge of the Company after due inquiry is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, except where any such breach or default would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities ("Governmental Agency") in the PRC, except where any such breach or default would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole, (C) in violation of its constituent documents or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, expect where such default would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole.

               (xvii) The Company has an authorized and paid-in capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued Ordinary Shares conform in all material respects to the description of the Ordinary Shares contained in the Prospectus; and all of the issued shares of capital stock of each of the Subsidiaries have been duly and validly authorized and issued, and are fully paid and non-assessable; all of the issued shares of capital stock of the Company Subsidiaries are owned by the Company, free and clear of all liens, encumbrances, equities or claims; Shanda Networking owns the equity interest of the Shanda Networking Subsidiaries in the percentages set forth in the Prospectus under the caption "Our Corporate Structure", free and clear of all liens, encumbrances, equities or claims; the holders of outstanding Ordinary Shares are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of capital stock of the Company except as set forth in the Prospectus under the captions "Capitalization", "Management - Common Stock Option Plan" and "Related Party Transactions"; the Shares, when issued and delivered against payment therefore, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment therefore, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers


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          of the ADSs under the laws of the Cayman Islands, the PRC or the
          United States except as described in the Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (xviii) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Ordinary Shares contained in the Prospectus;

               (xix) All of the outstanding shares of Series A Redeemable Convertible Preferred Stock and Series A-1 Redeemable Convertible Preferred Stock of the Company (collectively, the "Preferred Stock") conform in all material respects to the descriptions thereof contained in the Prospectus; all of the Ordinary Shares issuable upon the mandatory conversion of the Preferred Stock as described in the Prospectus have been duly authorized; and, prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the shares of Preferred Stock will be converted into Ordinary Shares and all such Ordinary Shares will be duly authorized, validly issued and fully paid and non-assessable;

               (xx) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (xxi) This Agreement has been duly authorized, executed and delivered by the Company;

               (xxii) The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

               (xxiii) Except as described in the Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any


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          consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties (hereinafter referred to as "Governmental Authorizations") in the Cayman Islands;

               (xxiv) Except as described in the Prospectus, all dividends and other distributions declared and payable on the shares of capital stock of Shanda Holdings Limited ("Shanda BVI") may under the current laws and regulations of the British Virgin Islands (the "BVI") be paid to the Company, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and without the necessity of obtaining any Governmental Authorization in the BVI;

               (xxv) Dividends declared with respect to after-tax retained earnings on the equity interests of Shengqu may under the current laws and regulations of the PRC (which are subject to change, possibly with retroactive effect) be paid to Shanda BVI in U.S. dollars subject to the successful completion of PRC formalities required for such remittances and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

               (xxvi) The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject, (B) result in any violation of the provisions of the constituent documents of the Company or any of the Subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, except for, as to (A) or (C), such conflicts, breaches, violations or defaults as would not reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; and no consent, approval, authorization, order, registration, clearance or qualification of or with any such Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and the ADSs and listing of the ADSs on the Nasdaq National Market, (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such

          Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters;

               (xxvii) ADSs have been approved for quotation on the National Association of Securities Dealers Automated Quotations National Market System ("Nasdaq"), subject to notice of issuance;

               (xxviii) Except as disclosed in the Prospectus, none of the Company or any of the Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

               (xxix) Except as set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters or
          (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement [(provided, however, that no representation, warranty or agreement is made hereby with respect to any commission or other payment to the Underwriters pursuant to Section 2 of this Agreement)] [Drafting TBD]

               (xxx) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

               (xxxi) The statements set forth in the Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Common Stock and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are true, accurate and complete in all material respects;

               (xxxii) Other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject (A) that, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; or (B) that are required to be described in the Registration Statement or the Prospectus and are not so described; and, to the Company's knowledge after due inquiry, except as described in the Prospectus, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

               (xxxiii) The statements set forth in the Prospectus under the caption "Business - Legal Proceedings", insofar as they purport to summarize the facts and status of pending or threatened legal proceedings involving the Company or the Subsidiaries, are true, accurate and complete in all material respects;

               (xxxiv) The Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xxxv) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

               (xxxvi) The Registration Statement, the Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

               (xxxvii) In each case, except as described in the Prospectus, including any adverse judgment or ruling in any proceeding described in "Business-Legal Proceedings" therein, (A) each of the Company and the Subsidiaries own, possess, license or have other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Prospectus (collectively, the "Intellectual Property"); (B) none of the material copyrights owned or licensed by the Company or any of the Subsidiaries is unenforceable or invalid; (C) neither the Company nor any of the Subsidiaries has received any notice of violation or conflict with (and none of the Company or any of the Subsidiaries knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property that would reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; (D) there are no pending or, to the Company's knowledge, threatened actions, suits, proceedings or claims by others that allege the Company or any of the Subsidiaries is infringing any patent, trade secret, trade mark, service mark, copyright or other intellectual property or proprietary right that would reasonably be expected to have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; (E) the discoveries, inventions, products or processes of the Company and the Subsidiaries referenced in the Prospectus do not, to the Company's knowledge after due inquiry, violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; (F) the Company and the Subsidiaries are not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property; to the extent the Intellectual Property is sublicensed to the Company or any of the Subsidiaries by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Prospectus other than those described in or filed as an exhibit to the Prospectus;

               (xxxviii) The Company was not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for its most recent taxable year, the Company is not likely to become a PFIC for the taxable year 2004, and the Company will not take any action that would result in the Company becoming a PFIC in the future;

               (xxxix) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

               (xl) PricewaterhouseCoopers, who have certified certain consolidated financial statements of the Company, are the independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder;

               (xli) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States ("US GAAP"); (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

               (xlii) Other than as set forth in the Prospectus, the Company has no material obligation to provide retirement, death or disability benefits to any of the present or past employees of the Company or any of the Subsidiaries, or to any other person;

               (xliii) No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company or any of the Subsidiaries, is threatened;

               (xliv) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Critical Accounting Policies" in the Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's board of directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal advisers and independent accountants with regard to such disclosure;

               (xlv) Since the date of the latest audited financial statements included in the Prospectus, none of the Company or any of the Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and the Subsidiaries taken as a whole, and that are not otherwise described in the Prospectus;

               (xlvi) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" in the Prospectus accurately and fully describes:
          (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or the Subsidiaries, such as structured finance entities and special purpose entities (collectively, "off-balance sheet arrangements") that are reasonably likely to have a material effect on the liquidity of the Company or the Subsidiaries or the availability thereof or the requirements of the Company or the Subsidiaries for capital resources; and (C) all factors that are reasonably likely to affect the ability of the Company or the Subsidiaries to continue using off-balance sheet arrangements; and at least 10% of the startup equity of each of the Company's and the Subsidiaries' special purpose entities are funded by independent investors, and neither the Company nor any of the Subsidiaries have any obligations with respect to such portion of the startup equity funded by such independent investors (as used herein in this Section 1(a)(xlix), the phrase "reasonably likely" refers to a disclosure threshold lower than "more likely than not");

               (xlvii) Except as set forth in the Prospectus, none of the Company or any of the Subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any person who formerly held a position as directors, officers, managers and/or shareholders, on terms that are not available from unrelated third parties on an arm's-length basis;

               (xlviii) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; except as set forth in the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

               (xlix) The audited consolidated financial statements (and the notes thereto) of the Company included in the Prospectus present fairly and accurately the consolidated financial position of the Company as of the dates specified and the consolidated results of operations and changes in consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data and the preliminary unaudited financial results for the three months ended March 31, 2004 included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein, subject, in the case of the preliminary unaudited financial results, to the fact that such results are subject to completion of the Company's normal quarter-end closing procedures and review by the Company's independent accountants in accordance with Statement of Auditing Standards No. 100;

               (l) Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

               (li) Except as set forth in the Prospectus or this Agreement, all amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to the Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

               (lii) All returns, reports or filings which ought to have been made by or in respect of the Company and the Subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and the Subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material repsects, and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and none of the Company or any of the Subsidiaries has received notice of any tax deficiency with respect to the Company or any of the Subsidiaries;

               (liii) The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of the Subsidiaries to any director or executive officer of the Company; and since December 31, 2003, the Company has not, directly or indirectly, including through any of the
          Subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2003, in either case, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

               (liv) Any statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

               (lv) The application of the net proceeds from the offering of ADSs, as described in the Prospectus, will not contravene any provision of any current and applicable laws or the current constitutive documents of the Company or any of the Subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of the Subsidiaries or any Governmental Authorization applicable to any of the Company or the Subsidiaries;

               (lvi) Except as may be provided herein and as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

               (lvii) Under the laws of the Cayman Islands, the courts of the Cayman Islands recognize and give effect to the choice of law provisions set forth in Section 17 hereof and enforce judgements of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in
          Section 17 hereof will be recognized by the courts of the PRC and any judgment obtained in a New York court arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

               (lviii) To the Company's knowledge after due inquiry, none of the Company or any of the Subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of the Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, payoff, influence payment, kickback or other unlawful payment or rebate;

               (lix) Each of Tianqiao Chen and Danian Chen is a citizen of the PRC, excluding Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship;

               (lx) The descriptions of the events and transactions (the "Restructuring") set forth in the Prospectus under the captions "Our Corporate Structure" are true, accurate, and complete in all material respects;

               (lxi) The Restructuring does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Subsidiaries or any of their properties, (B) contravene the articles of association, business license or other constituent documents of the Company or any of the Subsidiaries, or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject; and

               (lxii) All consents, approvals, authorizations, orders, registrations and qualifications required in connection with the Restructuring have been made or unconditionally obtained in writing, and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed.

     (b) Each of the Selling Shareholders severally represents and warrants as to and in respect of itself to, and agrees with, each of the Underwriters and the Company that:

               (i) Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation;

               (ii) No Governmental Authorizations are required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, except for the registration of the Shares and the ADSs under the Act, and any filings required under Rule 424 of the Act; and such Selling Shareholder has full right, power and authority to enter into this Agreement, and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder;

               (iii) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at each Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement, and the

          Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, (B) result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is an entity or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder, except, in the cases of (A), (B) and (C), any such conflicts, breaches, violations or defaults as would not reasonably be expected to materially impair the ability of such Selling Shareholder to consummate such transactions in accordance with such agreements;

               (iv) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

               (v) Neither such Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs;

               (vi) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

               (vii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (viii) The ADSs to be sold by such Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling

          Shareholders to or for the account of the several Underwriters and (to the extent described in the Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of such ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (ix) Except as set forth in the Prospectus, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the BVI or the PRC, or any political subdivision or taxing authority thereof or therein, in connection with (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of ADRs evidencing the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and such ADSs to the initial purchasers thereof [in the manner contemplated by this Agreement (provided, however, that no representation, warranty or -------- ------- agreement is made hereby with respect to any commission or other payment to the Underwriters pursuant to Section 2 of this Agreement)] [Drafting TBD];

               (x) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or the PRC (except such income taxes as may be imposed by the Cayman Islands or the PRC on payments hereunder to the Underwriter whose net income is subject to tax by the Cayman Islands or the PRC or withholding, if any, with respect to any such income tax) or any authority thereof or therein except as described in the Prospectus nor are any taxes imposed in the Cayman Islands or the PRC on, or by virtue of the execution or delivery of, such documents;

               (xi) This Agreement has been duly authorized, executed and delivered by such Selling Shareholder, and is enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands or the PRC or that any stamp or similar tax in the Cayman Islands or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

               (xii) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs;

               (xiii) The Shares represented by the certificates to be held in custody for such Selling Shareholder the by Hong Kong office of Hong Kong and Shanghai Banking Corporation Limited, as custodian for the Depositary, are subject to the interests of the Underwriters hereunder; the arrangements made by such Selling Shareholder for such custody are to that extent irrevocable; the obligations of such Selling Shareholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; and if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Shareholder in accordance with the terms and conditions of this Agreement and the relevant custodial arrangements.

     (c) [Each of Tianqiao Chen, Danian Chen and Skyline Media Limited (the "Controlling Shareholders") severally represents and warrants with respect to itself to, and agrees with, each of the Underwriters and the Company that:

               (i) each of the Restructuring Agreements to which such Controlling Shareholder is a party has been duly authorized, executed and delivered by such Controlling Shareholder, and constitutes a valid and legally binding obligation of such Controlling Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (ii) Each of the Controlling Shareholders has executed and delivered each of the Restructuring Agreements to which such Controlling Shareholder is a party; and each of the Restructuring Agreements to which such Controlling Shareholder is a party constitutes a valid and legally binding obligation of such Controlling Shareholder, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (iii) The execution and delivery by each of the Controlling Shareholders of, and the performance by each of the Controlling Shareholders of his obligations under, each of the Restructuring Agreements to which such Controlling Shareholder is a party and the consummation by such Controlling Shareholder of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Subsidiaries is bound or to which any of the properties or assets of the Company or any of the Subsidiaries is subject; or (B) result in any violation of any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC;

               (iv) Tianqiao Chen owns 70% of, and Danian Chen owns 30% of, the issued shares of capital stock of Shanda Networking, in each case free and clear of all liens, encumbrances, equities or claims, other than as set forth in the Prospectus; and

               (v) Each of Tianqiao Chen and Danian Chen is a citizen of the PRC, excluding Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region, and no application is pending in any other jurisdiction by him or on his behalf for naturalization or citizenship.]

     2. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$___, the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and each Selling Shareholder agree, severally and not jointly to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     The Company and each Selling Shareholder, as and to the extent indicated in
Schedule II hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to 2,597,717 Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company and each Selling Shareholder as set forth in Schedule II hereto initially with respect to the Optional ADSs to be sold by the Company and then among the Selling Shareholders in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder as set forth in Schedule II hereto. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Company and the Selling Shareholders otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

     4.  (a)   The ADSs to be purchased by each Underwriter hereunder, in definitive
form, and in such authorized denominations and registered in such names as Goldman Sachs (Asia) L.L.C. may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Shareholders to Goldman Sachs (Asia) L.L.C., through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the accounts specified by the Company and the Selling Shareholders to Goldman Sachs (Asia) L.L.C. at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the "Designated Office").

     The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on o , 2004 or such other time and date as Goldman Sachs (Asia) L.L.C. and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by Goldman Sachs (Asia) L.L.C. in the written notice given by Goldman Sachs (Asia) L.L.C. of the Underwriters' election to purchase such Optional ADSs, or such other time and date as Goldman Sachs (Asia) L.L.C. and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 7(q) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 28th Floor, Nine Queen's Road Central, Hong Kong (the "Closing Location"), and the ADSs will be delivered as specified in Section
(a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 6 p.m., Hong Kong time, on the New York Business Day (as defined herein) next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   (a)   The Company agrees with each of the Underwriters:

                (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you copies thereof; to file promptly all reports required to be filed by the Company with the Commission pursuant to
          Section 13(a), 13(c) or 15(d) of the Exchange Act subsequent to the date of the Prospectus for so long as the delivery of a prospectus is required in connection with the offering or sale of the ADSs; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

                (ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                (iii) Prior to 10:00 A.M., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter is required to deliver a Prospectus in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                (iv) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the

          Company, Rule 158);

                (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder: (A) any ADSs or shares of Common Stock or any securities of the Company that are substantially similar to the ADSs or Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Common Stock or any such substantially similar securities; and (B) any common stock of the Subsidiaries or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common stock or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to (x) employee stock option plans existing on the date of this Agreement and which are described in the Prospectus, (y) a sale or transfer to an affiliate, provided that such affiliate agrees to be bound, in a writing satisfactory to the representative, to the restrictions set forth therein, or (z) sales or transfers in the aggregate of up to 7,000,000 shares (as adjusted for stock splits, combinations, and the like) of Common Stock to strategic partners that are engaged in the Internet or entertainment businesses and that are non-financial institutions, provided that such strategic partner agrees to be bound, in a writing satisfactory to the representative, to the restrictions set forth therein), without your prior written consent, except for ADSs and shares of Common Stock represented thereby being sold hereunder;

                (vi) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, to cause each of the Subsidiaries not to offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder and under this Agreement: (A) any ADSs or shares of Common Stock or any securities of the Company that are substantially similar to the ADSs or Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Common Stock or any such substantially similar securities; and (B) any common stock of such Subsidiaries or depositary shares or depositary receipts representing such common stock, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common stock or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to (x) a sale or transfer to an affiliate, provided that such affiliate agrees to be bound, in a writing satisfactory to the representative, to the restrictions set forth therein, or (y) sales or transfers in the aggregate of up to 7,000,000 (as adjusted for stock splits, combinations, and the like) shares of Common Stock to strategic partners that are engaged in the Internet or entertainment businesses and that are non-financial institutions, provided that such strategic partner agrees to be bound, in a writing satisfactory to the representative, to the restrictions set forth therein), without your prior written consent, except for equity securities whose issuance and sale by any of the Subsidiaries that will not result in a decrease of the Company's beneficial ownership interest in that Subsidiary;

                (vii) To furnish to its shareholders within such time period required by the Exchange Act after the end of each fiscal year an annual report (in English) (including a consolidated balance sheet and consolidated statements of income, shareholders' equity and cash flows of the Company certified by independent public accountants and prepared in conformity with US GAAP;

                (viii) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (A) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (B) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company are consolidated in reports furnished to its shareholders generally or to the Commission);

                (ix) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                (x) Prior to each Time of Delivery to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

                (xi) Not to (and to cause the Subsidiaries not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

                (xii) To use its best efforts to include for quotation the shares and the ADSs on Nasdaq;

                (xiii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

                (xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                (xv) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the offering of the Shares (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred; and

                (xvi) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement.

          (b)   Each of the Selling Shareholders agrees with each of the
                Underwriters:

                (i) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such Selling Shareholder will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of, except as provided hereunder and under this
          Agreement: (A) any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any common shares of the Subsidiaries or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent, except for ADSs and Ordinary Shares represented thereby being sold hereunder;

                (ii) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf, shares of Common Stock with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such shares of Common Stock and delivered to the Underwriters at such Time of Delivery;

                (iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs;

                (iv) To indemnify and hold each Underwriter harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement; provided, however, that such Selling Shareholder shall not be responsible for any such taxes, duties, fees, levies or charges that arise as a result of the distribution of the Shares or ADSs by any Underwriters in a manner other than that as is customary in such transactions; and

                (v) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

     6. The Company agrees with the several Underwriters that (A) the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's accountants and U.S., PRC and Cayman Islands counsel in connection with the registration of the Shares and the ADSs under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs; (iii) all expenses in connection with the qualification of the shares and the ADSs for offering and sale under state securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any Blue Sky survey; (iv) all fees and expenses in connection with applying to include the ADSs for quotation on the NASDAQ; (v) all roadshow expenses including travel, accommodation and meal expenses; (vi) the reasonable out-of-pocket expenses (including fees, disbursements and expenses of counsel to the Underwriters) incurred by the Underwriters in connection with the transactions contemplated by this agreement
(B) the Company will pay or cause to be paid: (i) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any the Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement; (ii) the fees and expenses (including fees and disbursements of counsel), if any, of the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs); (iii) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof); (iv) the cost of preparing the ADRs; (v) the cost and charges of any transfer agent or registrar; and (vi) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section;

     7. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of its and their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to

Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company's knowledge, threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, United States counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Richard Wang & Co., PRC counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the matters covered in paragraphs (i) through (xxvi) of subsection (e) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) O'Melveny & Myers LLP, United States counsel for the Company, the Selling Shareholders [and the Controlling Shareholders], shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) This Agreement has been duly executed and delivered by each of the Company, the Selling Shareholders [and the Controlling Shareholders];

                (ii) The Deposit Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary and that each of the Depositary and the Company has full power, authority and legal right to enter into and perform its obligations thereunder, constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except
          (i) as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally (including, without limitation, fraudulent conveyance laws) and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief, regardless of whether considered in a proceeding in equity or at law and (ii) we express no opinion regarding any indemnification provisions contained in the Deposit Agreement.

                (iii) Upon issuance by the Depositary of ADRs evidencing ADSs against the deposit of Common Stock in respect thereof in accordance with the terms of the Deposit Agreement, such ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;

               (iv) Upon payment of the purchase price for the ADSs to the Selling Shareholders by the Underwriters and delivery to the Depositary of the ADSs registered in the name of Cede & Co. or such other nominee designated by the

          Depositary, the Underwriters will have a security entitlement within the meaning of Section 8-501 of the Uniform Commercial Code in effect in the State of New York (the "UCC") with respect to such ADSs free of any adverse claim under Section 8-102 of the UCC;

                (v) Except for the matters described in the Prospectus, we have not given substantive attention on behalf of the Company or any of the Subsidiaries to, or represented the Company or any of the Subsidiaries in connection with, any actions, suits or proceedings pending or threatened against the Company or any of the Subsidiaries before any court, arbitrator or governmental agency, which (i) seek to affect the enforceability of this Agreement, (ii) seek damages in excess of US$1,000,000 or (iii) seek an injunction or other equitable remedy which would materially affect the business or prospects of the Company as described in the Registration Statement and the Prospectus. We call your attention to the fact that our engagement is limited to specific matters as to which we are consulted by the Company or any of the Subsidiaries;

                (vi) The execution and delivery by the Company of this Agreement, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery, the Company's performance of its obligations under this Agreement and the Deposit Agreement, and the consummation of the transactions herein and therein contemplated will not (i) violate, breach, or result in a default under, any existing obligation of or restriction on the Company or any of the Subsidiaries under any agreement filed as an exhibit to the Registration Statement or (ii) breach or otherwise violate any existing obligation of or restriction on the Company or any of the Subsidiaries under any order, judgment or decree of any New York or U.S. federal court or governmental authority binding on the Company or any of the Subsidiaries. If any other agreement is governed by the laws of a jurisdiction other than New York, we have assumed such other agreement is governed by the laws of the State of New York.

                (vii) The execution and delivery by each of the Selling Shareholders of this Agreement, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the sale of the ADSs being delivered at such Time of Delivery, the performance by such Selling Shareholder of its obligations under this Agreement and the consummation of the transactions herein contemplated will not
          (i) violate, breach, or result in a default under, any existing obligation of or restriction on such Selling Shareholder under any agreement [identified in such Selling Shareholder's certificate attached to this opinion] or (ii) breach or otherwise violate any existing obligation of or restriction on such Selling Shareholder under any order, judgment or decree of any New York or U.S. federal court or governmental authority binding on such Selling Shareholder. If any other agreement is governed by the laws of a jurisdiction other than New York, we have assumed such other agreement is governed by the laws of the State of New York;

                (viii) [The execution and delivery by each of the Controlling Shareholders of this Agreement, the performance by such Controlling Shareholder of its obligations under this Agreement and the consummation of the transactions herein contemplated will not (i) violate, breach, or result in a default under, any existing obligation of or restriction on (A) the Company or any of the Subsidiaries under any agreement filed as an exhibit to the Registration Statement or (B) such Controlling Shareholder under any agreement [identified in such Controlling Shareholder's certificate attached to this opinion], (ii) breach or otherwise violate any existing obligation of or restriction on the Company or any of the Subsidiaries under any order, judgment or decree of any New York or U.S. federal court or governmental authority binding on the Company or any of the Subsidiaries or (iii) breach or otherwise violate any existing obligation of or restriction on such Controlling Shareholder under any order, judgment or decree of any New York or U.S. federal court or governmental authority binding on such Controlling Shareholder. If any other agreement is governed by the laws of a jurisdiction other than New York, we have assumed such other agreement is governed by the laws of the State of New York];

                (ix) The execution and delivery by each of the Company, the Selling Shareholders [and the Controlling Shareholders] of this Agreement, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs, the issue and sale of the ADSs being delivered at such Time of Delivery, the performance by the Company of its obligations under this Agreement and the Deposit Agreement and by each of the Selling Shareholders [and the Controlling Shareholders] of its obligations under this Agreement and the consummation of the transactions herein and therein contemplated do not violate any New York or U.S. federal statute or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Company or any of the Subsidiaries or to the transactions of the type contemplated by this Agreement and the Deposit Agreement;

                (x) No order, consent, permit or approval of any New York or federal governmental authority is required for the execution and delivery of this Agreement or for the issuance and sale of the ADSs, except such as have been obtained under the Act and such as may be required under applicable Blue Sky or state securities laws;

                (xi) The statements in the Prospectus under the caption "Description of American Depositary Shares," insofar as they summarize provisions of the Deposit Agreement and the ADSs, and under the captions "Shares Eligible for Future Sale", "Taxation" and "Underwriting", insofar as they summarize provisions of the laws and documents referred to therein, are fair and accurate in all material respects;

                (xii) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                (xiii) The Registration Statement and the ADS Registration Statement have been declared effective under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement has been issued or threatened by the Commission;

                (xiv) Under the laws of the State of New York relating to personal jurisdiction, the Company has, pursuant to Section 14 of this Agreement and Section 7.8 of the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the Deposit Agreement or the transactions contemplated hereby or thereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 14 hereof and
          Section 7.8 of the Deposit Agreement; and service of process effected on such agent in the manner set forth in Section 14 hereof and Section
          7.8 of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company;

                (xv) Under the laws of the State of New York relating to personal jurisdiction, each of the Selling Shareholders [and the Controlling Shareholders] has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any New York Court in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System as its authorized agent for the purpose described in Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over such Selling Shareholder [or Controlling Shareholder, as the case may be];

                (xvi) The Registration Statement and the Prospectus appeared on their face to comply in all material respects with the requirements as to form for registration statements on Form F-1 under the Act and the related rules and regulations in effect at the date of filing, except that we express no opinion concerning the financial statements and other financial information contained therein; and the ADS Registration Statement appeared on its face to comply in all material respects with the requirements as to form for registration statements on Form F-6 under the Act and the related rules and regulations in effect at the date of filing;

                (xvii) We have participated in conferences in connection with the preparation of, and have reviewed, the Registration Statement, the ADS Registration Statement and the Prospectus, but have not independently verified the accuracy, completeness or fairness of the statements in those documents. The limitations inherent in such participation and review, and the knowledge available to us, are such that we are unable to assume, and we do not assume, any responsibility for such accuracy, completeness or fairness (except as otherwise specifically stated in paragraph (viii) above). However, on the basis of such participation and review, we do not believe that the Registration Statement or the ADS Registration Statement as of their respective effective dates contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and we do not believe that the Prospectus as of its date or at such Time of Delivery, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. However, we express no opinion or belief as to the financial statements and other financial information contained in the Registration Statement or the Prospectus; and

                (xviii) We do not know of any amendment to the Registration Statement required to be filed or of any contract or other document of a character required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which is not filed or described as required;

     In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction outside the United States, and make such other assumptions and qualifications as they consider reasonable or customary;

          (e) Grandall Legal Group (Shanghai), PRC counsel for the Company, the Selling Shareholders [and the Controlling Shareholders], shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) Shengqu has been duly organized and is validly existing as a wholly-foreign owned enterprise with limited liability under the laws of the PRC and its business license is in full force and effect; Shengqu has been duly qualified as a foreign invested enterprise; all of the equity interests of Shengqu are owned by Shanda BVI and, to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association of Shengqu comply with the requirements of applicable laws of the PRC and are in full force and effect; Shengqu has full power and authority (corporate and other) and all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over Shengqu or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

                (ii) Shanda Networking and each of its subsidiaries has been duly organized and is validly existing as a limited liability company under laws of the PRC and its business license is in full force and effect; 70% and 30% of the equity interest of Shanda Networking are owned by Tianqiao Chen and Danian Chen, respectively, and to the best of such counsel's knowledge after due inquiry, except for the Share Pledge Agreement among Tianqiao Chen, Danian Chen and Shengqu dated December 30, 2003 and the Purchase Option and Cooperation Agreement among the Company, Shengqu, Tianqiao Chen and Danian Chen dated December 30, 2003, such equity interests are free and clear of all liens, encumbrances, equities or claims; [each of the Controlling Shareholders is a PRC citizen]; Shanda Networking owns the equity interest of its subsidiaries in the percentages set forth in the Prospectus under the caption "Our Corporate Structure", and to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association of Shanda Networking comply with the requirements of applicable PRC Laws and are in full force and effect; all of the issued shares of capital stock of Shanda Networking and each of its subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable; Shanda Networking and each of its subsidiaries has full power and authority (corporate and other) and, except as disclosed in the Prospectus, has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any court, governmental agency or body having jurisdiction over Shanda Networking or any of its subsidiaries or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

                (iii) To the knowledge of such counsel, none of Shengqu, Shanda Networking and Shanda Networking's subsidiaries own any real property; and all real property and buildings held under lease by Shengqu, Shanda Networking and Shanda Networking's subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Shengqu, Shanda Networking and Shanda Networking's subsidiaries (in giving the opinion in this clause, such counsel may state that no examination of record titles for the purpose of such opinion has been made, and that they are relying upon a general review of the titles of the Company and its subsidiaries, upon opinion of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessers of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries; provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions, abstracts, reports, policies and certificates);

                (iv) Shengqu has the corporate power to enter into and perform its obligations under each of the Restructuring Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Shengqu is a party constitutes a valid and legally binding obligation of Shengqu, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                (v) Shanda Networking has the corporate power to enter into and perform its obligations under each of the Restructuring Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which Shanda Networking is a party constitutes a valid and legally binding obligation of Shanda Networking, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                (vi) [Each of the Controlling Shareholders has executed and delivered each of the Restructuring Agreements to which he is a party; and each of the Restructuring Agreements to which each of the Controlling Shareholders is a party constitutes a valid and legally binding obligation of each of the Controlling Shareholders, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;]

                (vii) The execution and delivery by Shengqu of, and the performance by Shengqu of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Shengqu of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Shengqu is a party or by which Shengqu is bound or to which any of the properties or assets of Shengqu is bound or to which any of the properties or assets of Shengqu is subject; (B) result in any violation of the provisions of the articles of association, business license of Shengqu; or (C) result in any violation of any laws of the PRC;

                (viii) The execution and delivery by Shanda Networking of, and the performance by Shanda Networking of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by Shanda Networking of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which Shanda Networking or any of its subsidiaries is a party or by which Shanda Networking or any of its subsidiaries is bound or to which any of the properties or assets of Shanda Networking or any of its subsidiaries is bound or to which any of the properties or assets of Shanda Networking or any of its subsidiaries is subject, (B) result in any violation of the provisions of the articles of association, or business license of Shanda Networking; or (C) result in any violation of any laws of the PRC;

                (ix) [The execution and delivery by each of the Controlling Shareholders of, and the performance by each of the Controlling Shareholders of his obligations under each of the Restructuring Agreements to which each of the Controlling Shareholders is a party and the consummation by each of the Controlling Shareholders of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which each of the Controlling Shareholders is a party or by which each of the Controlling Shareholders is bound or to which any of the properties or assets of each of the Controlling Shareholders is bound or to which any of the properties or assets of each of the Controlling Shareholders is subject or (B) result in any violation of any laws of the PRC;]

                (x) Each of the Restructuring Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against each of Shengqu, Shanda Networking [and the Controlling Shareholders], as the case may be, in the PRC without further action by any of Shengqu, Shanda Networking [or the Controlling Shareholders]; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements (in the case any such stamp or tax is required, the Company or its relevant Subsidiaries have duly paid the stamp or tax as of the date hereof);

                (xi) Except as disclosed in the Prospectus, each of Shengqu, Shanda

          Networking and Shanda Networking's subsidiaries has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Prospectus; except as described in the Prospectus, neither Shengqu, Shanda Networking nor any of Shanda Networking's subsidiaries has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of Shengqu, Shanda Networking and Shanda Networking's subsidiaries is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

                (xii) All dividends and other distributions declared and payable upon the equity interests in Shengqu may under the current laws and regulations of the PRC be paid to Shanda BVI in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

                (xiii) To the best of such counsel's knowledge after due inquiry, except for the alleged violations of the PRC copyright law and the PRC anti-unfair competition law in connection with the pending litigation filed by Wemade Entertainment Co., Ltd. with the Beijing First intermediate People's Court on October 9, 2003, with respect to which such counsel need not express any opinion, neither Shengqu, Shanda Networking nor any of Shanda Networking's subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC (C) in violation of their respective constituent documents, business licenses or permits or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                (xiv) The statements in the Prospectus under "Prospectus Summary", "Risk Factors", "Our Corporate Structure", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Our Industry", "Business", "Regulation", "Management", "Related Party Transactions", "Taxation" and "Enforcement of Civil Liabilities" to the extent such statements relate to matters of PRC law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

                (xv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with
          (a) the deposit with the Depositary of Shares against the issuance of ADRs evidencing the ADSs, (b) the sale and delivery by the Company and the Selling Shareholders of the ADSs and the Shares to or for the respective accounts of the Underwriters or (c) the sale and delivery outside the PRC by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

                (xvi) The irrevocable submission of each of the Company, the Selling Shareholders [and the Controlling Shareholders] to the jurisdiction of any New York Court, the waiver by each of the Company, the Selling Shareholders [and the Controlling Shareholders] of any objection to the venue of a proceeding in a New York Court, the waiver and agreement not to plead an inconvenient forum, the waiver of sovereign immunity and the agreement of each of the Company, the Selling Shareholders [and the Controlling Shareholders] that this Agreement and Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York are legal, valid and binding under the laws of the PRC and will be respected by PRC courts; service of process effected in the manner set forth in this Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over each of the Company, the Selling Shareholders [and the Controlling Shareholders]; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company, the Selling Shareholders [and the Controlling Shareholders] under this Agreement and the Deposit Agreement will be recognized in PRC courts subject to the conditions described under the caption "Enforceability of Civil Liabilities" in the Prospectus;

                (xvii) The indemnification and contribution provisions set forth in Section 8 hereof and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of PRC;

                (xviii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is a party or of which any property of Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is the subject which, if determined adversely to any of Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries, would individually or in the aggregate have a Material Adverse Effect on Shengqu, Shanda Networking and Shanda Networking's subsidiaries taken as a whole; and, to the best of such counsel's knowledge after due inquiry, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                (xix) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, and the Deposit Agreement, the compliance by each of the Selling Shareholders [and the Controlling Shareholders] with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is a party or by which Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is bound or to which any of the property or assets of Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is subject, nor will such action result in any violation of the provisions of the articles of association of Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries or any of their properties;

                (xx) No Governmental Authorization of or with any Governmental Agency in the PRC is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

                (xxi) None of Shengqu, Shanda Networking or Shanda Networking's subsidiaries is in violation of its articles of association or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                (xxii) The descriptions of the events and transactions (the "Restructuring") set forth in the Prospectus under the captions "Our Corporate Structure" are true and correct in all material respects;

                (xxiii) The Restructuring does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries or any of their properties, (B) contravene the articles of association, business license or other constituent documents of Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is a party or by which Shengqu, Shanda Networking or any of Shanda Networking's subsidiaries is bound or to which any of the property or assets of the Company or any of the Subsidiaries is subject;

                (xxiv) All consents, approvals, authorizations, orders, registrations and qualifications required under the laws of the PRC in connection with the Restructuring have been made or unconditionally obtained in writing, and no such consent, approval, authorization, order, registration or qualification has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed; and

                (xxv) Although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7 and (B) with respect to all matters of Cayman Islands and BVI law they have relied upon the opinions of Cayman Islands and BVI counsel for the Company delivered pursuant to paragraph (f) of this Sections 7;

          (f) Conyers Dill & Pearman, Cayman Islands and BVI counsel for the Company, the Selling Shareholders [and the Controlling Shareholders], shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                (i) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

                (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the ADSs to be deposited by the Company and the Selling Shareholders or to be purchased from the Company and the Selling Shareholders under this Agreement which have not been complied with; the Shares to be deposited by the Company and the Selling Shareholders may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the ADSs and the Shares to be sold by the Company and the Selling Shareholders are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein;

                (iii) Shanda BVI has been duly incorporated and is validly existing as a corporation in good standing under the laws of BVI; and all of its issued shares of capital stock have been duly and validly authorized and issued, are fully paid and non-assessable, and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims;

                (iv) Each of the Selling Shareholders that is an entity has been duly incorporated and is validly existing as a company in good standing in its jurisdiction of incorporation;

                (v) To the best of such counsel's knowledge, after having conducted a search of the register of writs and other originating processes, and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and the Subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

                (vi) This Agreement has been duly authorized, executed and delivered by the Company, the Selling Shareholders [and the Controlling Shareholders] and constitutes a valid and legally binding agreement of the Company, the Selling Shareholders [and the Controlling Shareholders] enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                (vii) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                (viii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder or thereunder;

                (ix) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement, and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or Shanda BVI is a party or by which the Company or Shanda BVI is bound or to which any of the property or assets of the Company or Shanda BVI is subject, nor will such action result in any violation of the provisions of the constituent documents of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company or Shanda BVI or any of their respective properties;

                (x) The sale of the ADSs to be sold by the Selling Shareholders hereunder and the compliance by the Selling Shareholders with all of the provisions of this Agreement and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which a Selling Shareholder is a party or by which a Selling Shareholder is bound, or to which any of the property or assets of a Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of a Selling Shareholder or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over a Selling Shareholder or the property of a Selling Shareholder;

                (xi) No Governmental Authorization of or with any Governmental Agency in the Cayman Islands is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

                (xii) Immediately prior to such Time of Delivery each Selling Shareholder had good and valid title to the ADSs to be sold at such Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder and thereunder; and, upon delivery of the ADSs representing such Shares and payment therefore pursuant to this Agreement, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

                (xiii) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Common Stock are accurate, complete and fair;

                (xiv) The opinions of such counsel set forth in the Prospectus under the caption "Taxation - Cayman Islands Taxation" are confirmed as of such Time of Delivery;

                (xv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Cayman Islands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside the Cayman Islands by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

                (xvi) Insofar as matters of the Cayman Islands law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                (xvii) Each of the Company's agreement, the Selling Shareholders' agreement, [and the Controlling Shareholders' agreement] to the choice of law provisions set forth in Section 17 hereof will be recognized by the courts of the Cayman Islands; the Company, the Selling Shareholders [and the Controlling Shareholders] can sue and be sued in their own names under the laws of the Cayman Islands; the irrevocable submission of the Company, the Selling Shareholders [and the Controlling Shareholders] to the exclusive jurisdiction of a New York Court, the waiver by the Company, the Selling Shareholders [and the Controlling Shareholders] of any objection to the venue of a proceeding of a New York Court and the agreement of the Company, the Selling Shareholders [and the Controlling Shareholders] that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of the Cayman Islands is concerned, to confer valid personal jurisdiction over the Company, the Selling Shareholders [and the Controlling Shareholders]; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company, a Selling Shareholder [or a Controlling Shareholder] under this Agreement would be enforceable against the Company, such Selling Shareholder [or such Controlling Shareholder], respectively, in the courts of the Cayman Islands;

                (xviii) The indemnification and contribution provisions set forth in Section 8 hereof and Section 5.8 of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands or the BVI;

                (xix) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

                (xx) All dividends and other distributions declared and payable on the shares of capital stock of Shanda BVI may under the current laws and regulations of the BVI be paid to the Company and freely transferred out of the BVI, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the BVI and are otherwise free and clear of any other tax, withholding or deduction in the BVI and without the necessity of obtaining any Governmental Authorization in the BVI;

                (xxi) Neither the Company nor Shanda BVI is in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; the Restructuring does not (A) contravene any provision of applicable Cayman Islands law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of the Company Subsidiaries or any of their properties,
          (B) contravene the articles of association, business license or other constituent documents of the Company or any of the Company Subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of the Company Subsidiaries is a party or by which the Company or any of the Company Subsidiaries is bound or to which any of the property or assets of the Company or any of the Company Subsidiaries is subject;

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 7 and (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 7. In addition, in rendering the opinion in subparagraph (xi) such counsel may rely upon a certificate of the Selling Shareholders in respect of matters of fact as to ownership of and liens, encumbrances, equities or claims on, the Shares or ADSs sold by the Selling Shareholders; provided that such counsel shall state that they believe that both you and they are justified in relying upon such certificate;

          (g) Emmet, Marvin & Martin LLP, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity;

               (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADRs will be duly and validly issued and fully paid and non-assessable and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and

               (iii) The ADS Registration Statement has been filed and the Commission have informed us that the Commission declared the ADS Registration Statement effective and, to the best of our knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

          (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers Zhong Tian CPAs Co., Ltd. shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered upon the execution of this Agreement is attached as Annex I (A) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I (B) hereto);

     (i) (A) None of the Company or any of the Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and (B) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock, short-term debt or long-term debt of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and the Subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (A) or (B), is in the judgment of the representative so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (j) Certificates in negotiable form representing all of the Shares to be sold by such Selling Shareholder hereunder will be placed in custody with the Hong Kong office of Hong Kong and Shanghai Banking Corporation Limited, as custodian for the Depositary; and;

     (k) On or after the date hereof there shall not have occurred any of the following: (A) a suspension or material limitation in trading in securities generally on the Nasdaq National Market, the New York Stock Exchange or the London Stock Exchange, (B) a suspension or material limitation in trading in the Company's securities on the Nasdaq National Market, (C) a general moratorium on commercial banking activities in New York, London, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, the PRC or the Cayman Islands, (D) a change or development involving a prospective change in taxation affecting the Company, any of the Subsidiaries or the Shares or the ADSs or the transfer thereof, (E) the outbreak or escalation of hostilities involving the United States, the United Kingdom the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, the PRC or the Cayman Islands of a national emergency or war or (F) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clause (E) or (F) in the judgment of the representative makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

     (l) The Shares and the ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly included for quotation on Nasdaq National Market;

     (m) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

     (n) Each party set forth in Annex II attached hereto shall have entered into an agreement (each a "Lock-Up Agreement") whereby during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such party shall not, except as provided hereunder offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of: (A) any ADSs or shares of Common Stock or any securities of the Company that are substantially similar to the ADSs or Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Common Stock or any such substantially similar securities; and (B) any common shares of the Subsidiaries or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent, except for ADSs and shares of Common Stock represented thereby being sold hereunder (a draft of such Lock-Up Agreement is attached as Annex III hereto);

     (o) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

     (p) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (i) of this Section, and as to such other matters as you may reasonably request; and

     (q) All of the shares of Preferred Stock have been converted into Ordinary Shares in accordance with the terms of the Preferred Stock.

     8. (a) The Company, [each of the Controlling Shareholders] and each of the Selling Shareholders, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company, [the Controlling Shareholders] and the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman Sachs
(Asia) L.L.C. expressly for use therein.

     (b) Each Underwriter will indemnify and hold harmless the Company, [each of the Controlling Shareholders] and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company, [such Controlling Shareholder] or such Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the ADS Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman Sachs (Asia) L.L.C. expressly for use therein; and will reimburse the Company, [each Controlling Shareholder] and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company, [such Controlling Shareholder] or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the relevant indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim against such indemnified party in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of such indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party from whom such consent is required hereunder but has not been obtained.

     (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, [the Controlling Shareholders] and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, [the Controlling Shareholders] and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, [the Controlling Shareholders] and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the ADSs purchased under this Agreement (before deducting expenses) received by the Company, [the Controlling Shareholders] and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters with respect to the ADSs purchased under this Agreement, in each case as set forth in the table on the cover page of the U.S. Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, [the Controlling Shareholders] or the Selling Shareholders on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of [the Controlling Shareholders], each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection
(d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Company, [the Controlling Shareholders] and the Selling Shareholders under this Section 8 shall be in addition to any liability which the Company and the respective [Controlling Shareholders] and Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to the respective affiliates of each

Underwriter and to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     9. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

     (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you or the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all of the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in
Section 8 hereof; but nothing herein shall relieve a defaulting

Underwriter from liability for its default.

     10. The respective indemnities and contribution provisions in Section 9, and the agreements representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

     11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company nor the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and each of the Selling Shareholders pro rata (based on the number of ADSs to be sold by the Company and such Selling Shareholder hereunder) will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 6 and 8 hereof.

     12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

     All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representative c/o Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978 0440, attention: Special Execution Group; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder and counsel for such Selling Shareholder at its and their addresses set forth in Schedule II hereto; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to No.1 Intelligent Office Building, No. 690 Bibo Road, Zhangjiang Micro-Electronics Harbor, Pudong New Area, Shanghai 201203 China, Attention:
Greg Pilarowski; provided, however, that any notice to an Underwriter pursuant to Section 8 (c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth on Schedule I hereto. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     14. Each of the parties hereto irrevocably (A) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholder brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (B) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (C) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed CT Corporation System, 111 Eighth Avenue, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders as the case may be.

     15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (A) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (B) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     16. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     17. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     18. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     19. This Agreement constitutes the entire agreement among the parties and supersede all prior agreements and understandings, oral or written, with respect to the matters set forth herein.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company, [the Controlling Shareholders] and each of the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company, [the Controlling Shareholders] and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                       Very truly yours,


                                       Shanda Interactive Entertainment Limited


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       [Tianqiao Chen]


                                       -----------------------------------------


                                       [Danian Chen]


                                       -----------------------------------------


                                       SB Asia Infrastructure Fund L.P.


                                       By:
                                         --------------------------------------
                                          Name:
                                          Title:


                                       Skyline Media Limited


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       Central Digital International Limited


                                       By:
                                          --------------------------------------
                                          Name: Qunzhao Tan
                                          Title: Sole Director

                                       Star Palace Technology Limited


                                       By:
                                          --------------------------------------
                                          Name: Haibin Qu
                                          Title: Sole Director


                                       Solar Legend Holdings Limited


                                       By:
                                          --------------------------------------
                                          Name: Shujun Li
                                          Title: Sole Director


Accepted as of the date hereof
on behalf of each of the Underwriters


Goldman Sachs (Asia) L.L.C.


By:
   ----------------------------------
   Name:
   Title:

                                   SCHEDULE I


                                                                               NUMBER OF OPTIONAL
                                                                                      ADSS
                                                      TOTAL NUMBER OF                TO BE
                                                            FIRM                  PURCHASED IF
                                                            ADSS                 MAXIMUM OPTION
                   UNDERWRITER                        TO BE PURCHASED              EXERCISED
                   -----------                        ---------------          -------------------
Goldman Sachs (Asia) L.L.C.......................            o                         o
Bear, Stearns & Co. Inc..........................            o                         o
CLSA Limited.....................................            o                         o
The Hong Kong and Shanghai Banking Corporation
Limited..........................................            o                         o
Piper Jaffray & Co. .............................            o                         o
                                                         ----------                ---------
TOTAL............................................        17,318,109                2,597,717
                                                         ==========                =========

                                   SCHEDULE II


                                                                               NUMBER OF OPTIONAL
                                                       TOTAL NUMBER OF               ADSS
                                                            FIRM                     TO BE
                                                            ADSS                 SOLD IF MAXIMUM
                                                         TO BE SOLD              OPTION EXERCISED
                                                       ---------------         -------------------
The Company......................................         9,642,857                    o

The Selling Shareholder(s):......................
     SB Asia Infrastructure Fund L.P.............         2,857,143                    o
     Skyline Media Limited.......................         4,285,714                    o
     Central Digital International Limited.......           212,958                    o
     Star Palace Technology Limited..............           186,338                    o
     Solar Legend Holdings Limited...............           133,099                    o
                                                         ----------                ---------
TOTAL                                                    17,318,109                2,597,717
                                                         ==========                =========

                                  SCHEDULE III

                              COMPANY SUBSIDIARIES
                              --------------------

                                Shanda Zona, LLC
                               Shanda Zona Limited
               Shengqu Information Technology (Shanghai) Co., Ltd.


                         SHANDA NETWORKING SUBSIDIARIES
                         ------------------------------


                Shanghai Shengjin Software Development Co., Ltd.
            Shanghai Shengpin Nework Technology Development Co., Ltd.
              Shanghai Shengda Xinhua Network Development Co., Ltd.
                      Chengdu Jisheng Technology Co., Ltd.
                Shanghai Shulong Technology Development Co., Ltd.
             Shenzhen Fenglin Huoshan Computer Technology Co., Ltd.

                                                                         ANNEX I

                      FORM OF DESCRIPTION OF COMFORT LETTER

      Pursuant to Section 7(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

(i) They are independent certified public accountants with respect to the Company and the Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

(ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representative");

(iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representative; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

(iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and of Regulation S-K;

(v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

           (a) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or
     (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

           (b) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

           (c) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (a) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (b) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

           (d) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

           (e) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or Shareholders' equity or other items specified by the Representative, or any increases in any items specified by the Representative, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

           (f) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (e) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

(vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representative, which are derived from the general accounting records of the Company and the Subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representative, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and the Subsidiaries and have found them to be in agreement.

                                                                     ANNEX I (A)


     [To insert executed comfort letter delivered prior to execution of this Agreement]

                                                                     ANNEX I (B)


     [To insert form of comfort letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery]

                                                                        ANNEX II

                      PARTIES TO EXECUTE LOCK-UP AGREEMENT

Tianqiao Chen
Jun Tang
Danian Chen
Qianqian Luo
Andrew Y. Yan
Hongliang Lu
Ruigang Li
W. Mark Evans
Jingying Wang

                                                                       ANNEX III



                            FORM OF LOCK-UP AGREEMENT


                    SHANDA INTERACTIVE ENTERTAINMENT LIMITED


                                LOCK-UP AGREEMENT


                                                             _____________, 2004


Goldman Sachs (Asia) L.L.C.,
  As representative of the several Underwriters
    named in Schedule I to the underwriting agreement,
      68th Floor, Cheung Kong Center,
         2 Queen's Road Central,
          Hong Kong.


        Re: Shanda Interactive Entertainment Limited -- Lock-Up Agreement

Ladies and Gentlemen:

     The undersigned understands that you, as representative (the "Representative"), proposes to enter into an underwriting agreement, on behalf of the several underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Shanda Interactive Entertainment Limited, a Cayman Islands corporation (the "Company"), and the selling shareholders (the "Selling Shareholders") and certain other parties named in such agreement, providing for a public offering of American Depositary Shares ("ADSs") representing ordinary shares of the Company, par value US$0.01 per share (the "Ordinary Shares"), pursuant to a Registration Statement on Form F-1 (File No. 333-114177) and a Registration Statement on Form F-6 (File No. 333-114759) to be filed with the U.S. Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriter to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the ADSs and continuing to and including the date 180 days after the date of such final Prospectus (the "Lock-up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, make any short sale or otherwise dispose of: (A) any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any common shares of the Company's subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such common shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth herein), without your prior written consent.

     The undersigned understands that the Company, the Selling Shareholders and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

     This Lock-up Agreement shall terminate upon the expiration of the Lock-up Period or in the event that there is no delivery of, and payment for, the ADSs pursuant to the underwriting agreement, upon 3 days' prior written notice of such non-delivery and non-payment given by the undersigned to you.



                                            Very truly yours,




                                            -------------------------------
                                            Exact Name of Shareholder




                                            -------------------------------
                                            Authorized Signature




                                            -------------------------------
                                            Title